UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011

MONKEY ROCK GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-15165	98-0208402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 1030, Sturgis, SD	57785
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 523-4070

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01. Changes in Registrant’s Certifying Accountant

On May 20th , 2011, Monkey Rock Group, Inc. (the "Company") engaged Sadler, Gibb & Associates, CPA’s ("Sadler ") as its principal accountant and dismissed Berman & Company, P.A. (“Berman”) from that role. The change in accountants was recommended and approved by the Company's Board of Directors.

In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2009, the report of Berman did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the registrant’s two most recent fiscal years and any subsequent interim period through the date of the dismissal there were no disagreements with Berman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Berman, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

Attached as Exhibit 16.1 is a copy of Berman’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

The reports of Berman on the financial statements for either of the past two years contained no adverse opinion or a disclaimer of an opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has not previously consulted with Sadler regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the years ended December 31, 2009 and December 31, 2008, and any later interim period, including the interim period up to and including the date the relationship with Berman ceased.  Berman has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). Sadler has elected not furnish a letter to the Commission.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being filed herewith this Current Report on Form 8-K

16.1         Letter from Berman & Company, P.A.  to the Securities and Exchange Commission dated May 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONKEY ROCK GROUP, INC.

Date: May 20, 2011	By:	/s/ John Dent
John Dent, CEO